Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

                              The Montgomery Funds

                      Supplement dated December 11, 2002 to
                       Prospectuses dated October 31, 2002

Montgomery Asset Management, LLC ("MAM"), the investment adviser to The Montgomery Funds, and Wells Fargo & Company ("Wells Fargo") have entered into an agreement whereby Wells Fargo will acquire certain parts of MAM's advisory business. Subject to further review and approvals by the Board of Trustees of The Montgomery Funds, it is presently contemplated that Wells Capital Management Incorporated ("Wells Capital"), a wholly-owned subsidiary of Wells Fargo, will assume portfolio management of the Montgomery U.S. Fixed Income, U.S. Equity, International Growth and Emerging Markets Funds listed below. It is expected that the portfolio management teams for the U.S. Fixed Income, U.S. Small-Cap, U.S. Mid-Cap Equity and Emerging Markets Funds will be moving to Wells Capital and will remain the same. Following the transfer of portfolio management responsibility, it is expected that the Montgomery Funds listed below will be reorganized into the Wells Fargo fund family. Wells Capital is an experienced mutual fund investment manager and currently manages approximately $106 billion in assets.

The portfolio management of the following Montgomery Funds is expected to transition to Wells Capital coincident with the close of the purchase transaction referenced above, which is expected to occur in December 2002 or January 2003. As noted above, in most cases the portfolio management teams will be the same.

    o   Montgomery Growth Fund
    o   Montgomery Mid Cap Fund
    o   Montgomery Small Cap Fund
    o   Montgomery Global Tech, Telecom and Media Fund
    o   Montgomery Government Money Market Fund
    o   Montgomery Total Return Bond Fund
    o   Montgomery Short Duration Government Bond Fund
    o   Montgomery International Growth Fund
    o   Montgomery Emerging Markets Fund
    o   Montgomery Emerging Markets Focus Fund
    o   Montgomery Institutional Series: Emerging Markets Portfolio

The Board of Trustees of The Montgomery Funds has preliminarily determined that Gartmore Global Partners, a member of Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, or one of its advisory affiliates ("Gartmore"), will assume portfolio management of the Montgomery Global Equity and Alternative Investments Funds listed below. Gartmore's assumption of management responsibility for these Funds is expected to occur in January 2003, subject to further review and approval by the Montgomery



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                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

Trustees and to the satisfactory completion of due diligence by Gartmore. Gartmore is an experienced investment adviser and, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets.

    o   Montgomery Global Long-Short Fund
    o   Montgomery Global Opportunities Fund
    o   Montgomery Global Focus Fund

Montgomery shareholders will receive more detailed information in the next several weeks and, if the necessary approvals of the arrangements described above are obtained as currently expected, a proxy statement seeking shareholder approval of the proposed changes (which in some cases may involve reorganizations into existing Wells Fargo or Gartmore-managed funds) will be sent to shareholders of each affected Fund sometime in January or February of 2003.

Should the management changes and reorganizations occur, it is expected that shareholder servicing and fund administration responsibilities for the Funds to be managed by Wells Fargo will be transferred to Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo and those responsibilities for the Funds to be managed by Gartmore will be transferred to affiliates of Gartmore. The transfers of these responsibilities are expected to occur by the end of the second quarter of 2003.

The Trustees and MAM are working together with Wells Fargo and Gartmore and their affiliates to ensure continuity of fund administration and shareholder servicing throughout the transition period.

Certain very small Montgomery Funds are being liquidated. These Funds, which are now closed to new purchases, are the Montgomery U.S. Focus Fund, the Montgomery Mid Cap Focus Fund, and the Montgomery Institutional Series: International Growth Portfolio. The assets of these three Funds will be returned to shareholders on or before December 30, 2002. Assets held in IRAs may be exchanged into the Montgomery Government Money Market Fund.

Additionally, Class A, Class B and Class C shares of the Montgomery Government Money Market Fund, are closed to new purchases and are being liquidated. The assets of these three share classes will be returned to shareholders on or before December 30, 2002. Class R shares of the Government Money Market Fund will remain open.

F. Scott Tuck has resigned as a Trustee of The Montgomery Funds. Mr. Tuck continues to serve as Chairman and Chief Executive Officer of MAM.

Effective December 2, 2002, the portfolio managers for the Montgomery Global Long-Short Fund are Oscar Castro and S. Bob Rezaee. The investment backgrounds of Mr. Castro and Mr. Rezaee are set forth below:



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                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

Oscar Castro, Senior Portfolio Manager
Mr. Castro has managed the Montgomery Global Opportunities Fund and co-managed the Montgomery Global Tech, Telecom and Media Fund since their inception in 1993. He has managed the Montgomery International Growth Fund since its launch in 1995. In addition, Mr. Castro has managed the Montgomery Global Focus Fund since 2000. Prior to joining Montgomery in 1993, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a M.B.A. degree in Finance from Drexel University in Pennsylvania and a B.S. degree in Chemical Engineering from Simon Bolivar University in Venezuela.

S. Bob Rezaee, Portfolio Manager
Mr. Rezaee has led the technology research efforts for Montgomery's global and international team since 1998. He has been responsible for analysis of the technology investments of the Global Long-Short Fund since 2000. Mr. Rezaee has been the portfolio manager of the Commerzbank ADIG US Technology Fund (a fund available to foreign investors only) since its inception in 2000. Prior to joining Montgomery in 1998, he spent five years at Dresdner RCM Global Investors as a technology research analyst. Prior to that, he worked as a Senior Financial Analyst for both The Gap Inc. and Chevron. Mr. Rezaee began his investment career in 1993. Mr. Rezaee holds a B.B.A. degree in both Accounting and Finance from Texas Tech University.